EXHIBIT 32

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Neurocrine Biosciences, Inc. (the “Company”) for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin C. Gorman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 11, 2016	By:	/s/ Kevin C. Gorman
	Name:	Kevin C. Gorman
	Title:	President and Chief Executive Officer

In connection with the Annual Report on Form 10-K of Neurocrine Biosciences, Inc. (the “Company”) for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy P. Coughlin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 11, 2016	By:	/s/ Timothy P. Coughlin
	Name:	Timothy P. Coughlin
	Title:	Chief Financial Officer